Fees Summary	Jan. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,052,548.29
Previously Paid Amount	0.00
Total Fee Amount	835.86
Total Offset Amount	0.00
Net Fee	$ 835.86